                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               Michael K. Farrell
                             President and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, President and a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James
L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Fund ABD for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-65506, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65343, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23311),

-    MetLife of CT Fund ABD II for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-147893, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 333-147885, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-147887),

-    MetLife of CT Fund BD for Variable Annuities
     (Vintage Annuity File No. 033-73466),

-    MetLife of CT Fund BD II for Variable Annuities
     (Vintage Annuity File No. 333-147894),

-    MetLife of CT Fund BD III for Variable Annuities
     (Protected Equity Portfolio File No. 333-65942, Index Annuity File No. 333-27689, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70657),

-    MetLife of CT Fund BD IV for Variable Annuities
     (Protected Equity Portfolio File No. 333-147886, Index Annuity File No. 333-147884, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-147895),

-    MetLife of CT Fund U for Variable Annuities
     (Universal Annuity File No. 002-79529, Universal Select Annuity File No. 333-116783, Universal Annuity Advantage File No. 333-117028),

-    MetLife of CT Separate Account Five for Variable Annuities

     (MetLife Retirement Account Annuity File No. 333-58783),

-    MetLife of CT Separate Account Six for Variable Annuities
     (MetLife Retirement Account Annuity File No. 333-147892),

-    MetLife of CT Separate Account Seven for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60227),

-    MetLife of CT Separate Account Eight for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-147889),

-    MetLife of CT Separate Account Nine for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-82009, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65926),

-    MetLife of CT Separate Account Ten for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-147896, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-147905),

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account Twelve for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-147902),

-    MetLife of CT Separate Account Thirteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101777),

-    MetLife of CT Separate Account Fourteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-147898),

-    MetLife of CT Separate Account PF for Variable Annuities
     (PrimElite Annuity File No. 333-32589 and PrimElite II Annuity File No. 333-72334),

-    MetLife of CT Separate Account PF II for Variable Annuities
     (PrimElite Annuity File No. 333-147888 and PrimElite II Annuity File No. 333-147891),

-    MetLife of CT Separate Account QP for Variable Annuities
     (Gold Track and Gold Track Select File No. 333-00165),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Separate Account TM for Variable Annuities

     (Marquis Portfolios File No 333-40193),

-    MetLife of CT Separate Account TM II for Variable Annuities
     (Marquis Portfolios File No. 333-147890),

-    MetLife Insurance Company of Connecticut Variable Annuity Separate Account
     2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-100435, Scudder Advocate Advisor TL4 File No. 333-109612),

- MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-147907),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator Series III File No. 333-113109),

-    MetLife of CT Fund UL II for Variable Life Insurance
     (MarketLife File No. 333-147904, MetLife Variable Survivorship Life File No. 333-147901, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-147908, MetLife Variable Life File No. 333-147900, MetLife Variable Survivorship Life II File No. 333-147897, MetLife Variable Life Accumulator Series III File No. 333-147899),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

-    MetLife of CT Variable Life Insurance Separate Account One
     (VintageLife File No. 333-147903),

-    MetLife of CT Variable Life Insurance Separate Account Two
     (Portfolio Architect Life File No. 333-147906),

-    MetLife of CT Variable Life Insurance Separate Account Three
     (VintageLife File No.033-88576),

-    MetLife of CT Variable Life Insurance Separate Account Four
     (Portfolio Architect Life File No. 333-15045),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2008.


                                                 /s/ Michael K. Farrell
                                        ----------------------------------------
                                                   Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               William J. Mullaney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, William J. Mullaney, a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Fund ABD for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-65506, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65343, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23311),

-    MetLife of CT Fund ABD II for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-147893, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 333-147885, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-147887),

-    MetLife of CT Fund BD for Variable Annuities
     (Vintage Annuity File No. 033-73466),

-    MetLife of CT Fund BD II for Variable Annuities
     (Vintage Annuity File No. 333-147894),

-    MetLife of CT Fund BD III for Variable Annuities
     (Protected Equity Portfolio File No. 333-65942, Index Annuity File No. 333-27689, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70657),

-    MetLife of CT Fund BD IV for Variable Annuities
     (Protected Equity Portfolio File No. 333-147886, Index Annuity File No. 333-147884, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-147895),

-    MetLife of CT Fund U for Variable Annuities
     (Universal Annuity File No. 002-79529, Universal Select Annuity File No. 333-116783, Universal Annuity Advantage File No. 333-117028),

-    MetLife of CT Separate Account Five for Variable Annuities
     (MetLife Retirement Account Annuity File No. 333-58783),

-    MetLife of CT Separate Account Six for Variable Annuities
     (MetLife Retirement Account Annuity File No. 333-147892),

-    MetLife of CT Separate Account Seven for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60227),

-    MetLife of CT Separate Account Eight for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-147889),

-    MetLife of CT Separate Account Nine for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-82009, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65926),

-    MetLife of CT Separate Account Ten for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-147896, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-147905),

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account Twelve for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-147902),

-    MetLife of CT Separate Account Thirteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101777),

-    MetLife of CT Separate Account Fourteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-147898),

-    MetLife of CT Separate Account PF for Variable Annuities
     (PrimElite Annuity File No. 333-32589 and PrimElite II Annuity File No. 333-72334),

-    MetLife of CT Separate Account PF II for Variable Annuities
     (PrimElite Annuity File No. 333-147888 and PrimElite II Annuity File No. 333-147891),

-    MetLife of CT Separate Account QP for Variable Annuities
     (Gold Track and Gold Track Select File No. 333-00165),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Separate Account TM for Variable Annuities
     (Marquis Portfolios File No 333-40193),

-    MetLife of CT Separate Account TM II for Variable Annuities
     (Marquis Portfolios File No. 333-147890),

-    MetLife Insurance Company of Connecticut Variable Annuity Separate Account
     2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-100435, Scudder Advocate Advisor TL4 File No. 333-109612),

- MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-147907),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator Series III File No. 333-113109),

-    MetLife of CT Fund UL II for Variable Life Insurance
     (MarketLife File No. 333-147904, MetLife Variable Survivorship Life File No. 333-147901, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-147908, MetLife Variable Life File No. 333-147900, MetLife Variable Survivorship Life II File No. 333-147897, MetLife Variable Life Accumulator Series III File No. 333-147899),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

-    MetLife of CT Variable Life Insurance Separate Account One
     (VintageLife File No. 333-147903),

-    MetLife of CT Variable Life Insurance Separate Account Two
     (Portfolio Architect Life File No. 333-147906),

-    MetLife of CT Variable Life Insurance Separate Account Three
     (VintageLife File No.033-88576),

-    MetLife of CT Variable Life Insurance Separate Account Four
     (Portfolio Architect Life File No. 333-15045),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2008.


                                                 /s/ William J. Mullaney
                                        ----------------------------------------
                                                   William J. Mullaney

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Fund ABD for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-65506, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65343, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23311),

-    MetLife of CT Fund ABD II for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-147893, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 333-147885, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-147887),

-    MetLife of CT Fund BD for Variable Annuities
     (Vintage Annuity File No. 033-73466),

-    MetLife of CT Fund BD II for Variable Annuities
     (Vintage Annuity File No. 333-147894),

-    MetLife of CT Fund BD III for Variable Annuities
     (Protected Equity Portfolio File No. 333-65942, Index Annuity File No. 333-27689, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70657),

-    MetLife of CT Fund BD IV for Variable Annuities
     (Protected Equity Portfolio File No. 333-147886, Index Annuity File No. 333-147884, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-147895),

-    MetLife of CT Fund U for Variable Annuities
     (Universal Annuity File No. 002-79529, Universal Select Annuity File No. 333-116783, Universal Annuity Advantage File No. 333-117028),

-    MetLife of CT Separate Account Five for Variable Annuities

     (MetLife Retirement Account Annuity File No. 333-58783),

-    MetLife of CT Separate Account Six for Variable Annuities
     (MetLife Retirement Account Annuity File No. 333-147892),

-    MetLife of CT Separate Account Seven for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60227),

-    MetLife of CT Separate Account Eight for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-147889),

-    MetLife of CT Separate Account Nine for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-82009, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65926),

-    MetLife of CT Separate Account Ten for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-147896, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-147905),

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account Twelve for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-147902),

-    MetLife of CT Separate Account Thirteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101777),

-    MetLife of CT Separate Account Fourteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-147898),

-    MetLife of CT Separate Account PF for Variable Annuities
     (PrimElite Annuity File No. 333-32589 and PrimElite II Annuity File No. 333-72334),

-    MetLife of CT Separate Account PF II for Variable Annuities
     (PrimElite Annuity File No. 333-147888 and PrimElite II Annuity File No. 333-147891),

-    MetLife of CT Separate Account QP for Variable Annuities
     (Gold Track and Gold Track Select File No. 333-00165),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Separate Account TM for Variable Annuities

     (Marquis Portfolios File No 333-40193),

-    MetLife of CT Separate Account TM II for Variable Annuities
     (Marquis Portfolios File No. 333-147890),

-    MetLife Insurance Company of Connecticut Variable Annuity Separate Account
     2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-100435, Scudder Advocate Advisor TL4 File No. 333-109612),

- MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-147907),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator Series III File No. 333-113109),

-    MetLife of CT Fund UL II for Variable Life Insurance
     (MarketLife File No. 333-147904, MetLife Variable Survivorship Life File No. 333-147901, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-147908, MetLife Variable Life File No. 333-147900, MetLife Variable Survivorship Life II File No. 333-147897, MetLife Variable Life Accumulator Series III File No. 333-147899),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

-    MetLife of CT Variable Life Insurance Separate Account One
     (VintageLife File No. 333-147903),

-    MetLife of CT Variable Life Insurance Separate Account Two
     (Portfolio Architect Life File No. 333-147906),

-    MetLife of CT Variable Life Insurance Separate Account Three
     (VintageLife File No.033-88576),

-    MetLife of CT Variable Life Insurance Separate Account Four
     (Portfolio Architect Life File No. 333-15045),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2008.


                                                    /s/ Lisa M. Weber
                                        ----------------------------------------
                                                      Lisa M. Weber

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Fund ABD for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-65506, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65343, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23311),

-    MetLife of CT Fund ABD II for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-147893, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 333-147885, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-147887),

-    MetLife of CT Fund BD for Variable Annuities
     (Vintage Annuity File No. 033-73466),

-    MetLife of CT Fund BD II for Variable Annuities
     (Vintage Annuity File No. 333-147894),

-    MetLife of CT Fund BD III for Variable Annuities
     (Protected Equity Portfolio File No. 333-65942, Index Annuity File No. 333-27689, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70657),

-    MetLife of CT Fund BD IV for Variable Annuities
     (Protected Equity Portfolio File No. 333-147886, Index Annuity File No. 333-147884, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-147895),

-    MetLife of CT Fund U for Variable Annuities
     (Universal Annuity File No. 002-79529, Universal Select Annuity File No. 333-116783, Universal Annuity Advantage File No. 333-117028),

-    MetLife of CT Separate Account Five for Variable Annuities

     (MetLife Retirement Account Annuity File No. 333-58783),

-    MetLife of CT Separate Account Six for Variable Annuities
     (MetLife Retirement Account Annuity File No. 333-147892),

-    MetLife of CT Separate Account Seven for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60227),

-    MetLife of CT Separate Account Eight for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-147889),

-    MetLife of CT Separate Account Nine for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-82009, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65926),

-    MetLife of CT Separate Account Ten for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-147896, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-147905),

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account Twelve for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-147902),

-    MetLife of CT Separate Account Thirteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101777),

-    MetLife of CT Separate Account Fourteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-147898),

-    MetLife of CT Separate Account PF for Variable Annuities
     (PrimElite Annuity File No. 333-32589 and PrimElite II Annuity File No. 333-72334),

-    MetLife of CT Separate Account PF II for Variable Annuities
     (PrimElite Annuity File No. 333-147888 and PrimElite II Annuity File No. 333-147891),

-    MetLife of CT Separate Account QP for Variable Annuities
     (Gold Track and Gold Track Select File No. 333-00165),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Separate Account TM for Variable Annuities

     (Marquis Portfolios File No 333-40193),

-    MetLife of CT Separate Account TM II for Variable Annuities
     (Marquis Portfolios File No. 333-147890),

-    MetLife Insurance Company of Connecticut Variable Annuity Separate Account
     2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-100435, Scudder Advocate Advisor TL4 File No. 333-109612),

- MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-147907),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator Series III File No. 333-113109),

-    MetLife of CT Fund UL II for Variable Life Insurance
     (MarketLife File No. 333-147904, MetLife Variable Survivorship Life File No. 333-147901, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-147908, MetLife Variable Life File No. 333-147900, MetLife Variable Survivorship Life II File No. 333-147897, MetLife Variable Life Accumulator Series III File No. 333-147899),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

-    MetLife of CT Variable Life Insurance Separate Account One
     (VintageLife File No. 333-147903),

-    MetLife of CT Variable Life Insurance Separate Account Two
     (Portfolio Architect Life File No. 333-147906),

-    MetLife of CT Variable Life Insurance Separate Account Three
     (VintageLife File No.033-88576),

-    MetLife of CT Variable Life Insurance Separate Account Four
     (Portfolio Architect Life File No. 333-15045),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2008.


                                                  /s/ Stanley J. Talbi
                                        ----------------------------------------
                                                    Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Joseph J. Prochaska, Jr., Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Fund ABD for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-65506, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65343, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23311),

-    MetLife of CT Fund ABD II for Variable Annuities
     (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series
     II) File No. 333-147893, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 333-147885, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-147887),

-    MetLife of CT Fund BD for Variable Annuities
     (Vintage Annuity File No. 033-73466),

-    MetLife of CT Fund BD II for Variable Annuities
     (Vintage Annuity File No. 333-147894),

-    MetLife of CT Fund BD III for Variable Annuities
     (Protected Equity Portfolio File No. 333-65942, Index Annuity File No. 333-27689, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70657),

-    MetLife of CT Fund BD IV for Variable Annuities
     (Protected Equity Portfolio File No. 333-147886, Index Annuity File No. 333-147884, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-147895),

-    MetLife of CT Fund U for Variable Annuities
     (Universal Annuity File No. 002-79529, Universal Select Annuity File No. 333-116783, Universal Annuity Advantage File No. 333-117028),

-    MetLife of CT Separate Account Five for Variable Annuities
     (MetLife Retirement Account Annuity File No. 333-58783),

-    MetLife of CT Separate Account Six for Variable Annuities
     (MetLife Retirement Account Annuity File No. 333-147892),

-    MetLife of CT Separate Account Seven for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60227),

-    MetLife of CT Separate Account Eight for Variable Annuities
     (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-147889),

-    MetLife of CT Separate Account Nine for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-82009, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65926),

-    MetLife of CT Separate Account Ten for Variable Annuities
     (Vintage II and Vintage II (Series II) File No. 333-147896, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-147905),

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account Twelve for Variable Annuities
     (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-147902),

-    MetLife of CT Separate Account Thirteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101777),

-    MetLife of CT Separate Account Fourteen for Variable Annuities
     (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-147898),

-    MetLife of CT Separate Account PF for Variable Annuities
     (PrimElite Annuity File No. 333-32589 and PrimElite II Annuity File No. 333-72334),

-    MetLife of CT Separate Account PF II for Variable Annuities
     (PrimElite Annuity File No. 333-147888 and PrimElite II Annuity File No. 333-147891),

-    MetLife of CT Separate Account QP for Variable Annuities
     (Gold Track and Gold Track Select File No. 333-00165),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Separate Account TM for Variable Annuities
     (Marquis Portfolios File No 333-40193),

-    MetLife of CT Separate Account TM II for Variable Annuities
     (Marquis Portfolios File No. 333-147890),

-    MetLife Insurance Company of Connecticut Variable Annuity Separate Account
     2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-100435, Scudder Advocate Advisor TL4 File No. 333-109612),

- MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
     (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 File No. 333-147907),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator Series III File No. 333-113109),

-    MetLife of CT Fund UL II for Variable Life Insurance
     (MarketLife File No. 333-147904, MetLife Variable Survivorship Life File No. 333-147901, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2 File No. 333-147908, MetLife Variable Life File No. 333-147900, MetLife Variable Survivorship Life II File No. 333-147897, MetLife Variable Life Accumulator Series III File No. 333-147899),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

-    MetLife of CT Variable Life Insurance Separate Account One
     (VintageLife File No. 333-147903),

-    MetLife of CT Variable Life Insurance Separate Account Two
     (Portfolio Architect Life File No. 333-147906),

-    MetLife of CT Variable Life Insurance Separate Account Three
     (VintageLife File No.033-88576),

-    MetLife of CT Variable Life Insurance Separate Account Four
     (Portfolio Architect Life File No. 333-15045),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2008.


                                              /s/ Joseph J. Prochaska, Jr.
                                        ----------------------------------------
                                                Joseph J. Prochaska, Jr.